UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2015
Quad/Graphics, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	001-34806	39-1152983
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N61 W23044 Harry's Way, Sussex, Wisconsin 53089-3995
(Address of principal executive offices, including zip code)

(414) 566-6000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR §230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR §240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR §240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR §240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment No. 1 to the Quad/Graphics, Inc. (the "Company") Current Report on Form 8-K, dated January 6, 2015 and filed with the Securities and Exchange Commission on January 8, 2015 (the "Form 8-K"), is solely to furnish Exhibit 101 to (a) the updated audited consolidated financial statements in Item 8, "Financial Statements and Supplementary Data," included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 (the "Updated 2013 Financial Statements") and (b) the updated unaudited condensed consolidated financial statements of the Company as of September 30, 2014 and December 31, 2013, and for the three and nine months ended September 30, 2014 and 2013, including the notes thereto (the "Updated 2014 Quarterly Financial Statements"), which provides certain items formatted in eXtensible Business Reporting Language ("XBRL").

No other changes have been made to the Form 8-K. This Amendment No. 1 to the Form 8-K speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the original Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being furnished herewith:

(101)	Financial statements and notes thereto included in the Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements formatted in eXtensible Business Reporting Language (XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 9, 2015

QUAD/GRAPHICS, INC.

		By:	/s/ Jennifer J. Kent
Jennifer J. Kent
Vice President, General Counsel & Secretary

QUAD/GRAPHICS, INC.

Exhibit Index to Current Report on Form 8-K/A
Dated January 6, 2015

Exhibit
Number

(101)	Financial statements and notes thereto included in the Updated 2013 Financial Statements and Updated 2014 Quarterly Financial Statements formatted in eXtensible Business Reporting Language (XBRL).